                                                               EXHIBIT (A)(1)(B)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF
                        ASCENT ENTERTAINMENT GROUP, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 29, 2000
                                       BY
                         LIBERTY AEG ACQUISITION, INC.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                           LIBERTY MEDIA CORPORATION
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME ON MONDAY, MARCH 27, 2000,
                         UNLESS THE OFFER IS EXTENDED.
                            TO: THE BANK OF NEW YORK

             By Mail:                    By Facsimile Transmission:         By Hand or Overnight Delivery:
                                      (for Eligible Institutions only)
   Tender & Exchange Department                (212) 815-6213                Tender & Exchange Department
          P.O. Box 11248                                                          101 Barclay Street
      Church Street Station                                                   Receive and Deliver Window
        New York, New York                                                     New York, New York 10286
            10286-1248

                      To Confirm Facsimile Transmissions:
                        (for Eligible Institutions only)
                                 (212) 815-6156

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
This Letter of Transmittal is to be used if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in
Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures described in
Section 2 of the Offer to Purchase, or if the Shares are held in the Ascent Entertainment Group, Inc. BuyDIRECT Plan ("BuyDIRECT") or are Direct Registration Shares. See Instruction 2. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                SHARE             NUMBER OF SHARES          NUMBER OF
        (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)              CERTIFICATE           REPRESENTED BY             SHARES
     ON SHARE CERTIFICATE(S) (ATTACH LIST IF NECESSARY)           NUMBER(S)(1)        CERTIFICATES(S)(1)        TENDERED(2)
---------------------------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Total Shares
---------------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Stockholders, Stockholders holding such Shares as Direct Registration Shares or through BuyDIRECT.
(2) Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.

--------------------------------------------------------------------------------
                                BUYDIRECT SHARES
                              (SEE INSTRUCTION 12)
This section is to be completed ONLY by participants in BuyDIRECT who wish to tender shares of common stock held in BuyDIRECT.

[ ] Check here to instruct the Depositary to tender on behalf of the undersigned
    ALL the shares of common stock credited to the BuyDIRECT account of the undersigned (including any shares of common stock purchased on or after February 22, 2000 and credited to such account, which are not reflected on the pre-addressed label).
[ ] Check here to instruct the Depositary to tender on behalf of the undersigned the following number of shares of common stock credited to the BuyDIRECT account of the undersigned: ----------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DIRECT REGISTRATION SHARES
                              (SEE INSTRUCTION 13)
[ ] Check here if you are tendering Direct Registration Shares and complete the following:

    Write your DRS number and the number of Direct Registration Shares tendered in the space provided.

DRS Number----------------------------------------------------------------------

Number of Direct Registration Shares tendered-----------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution---------------------------------------------------

Account Number------------------------------------------------------------------

Transaction Code Number---------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRIOR GUARANTEED DELIVERY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Owners(s)-------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery------------------------------

Name of Institution that Guaranteed Delivery------------------------------------

If delivered by book-entry transfer:

Account Number at Book-Entry Transfer Facility----------------------------------

Transaction Code Number---------------------------------------------------------
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     The undersigned hereby tenders to Liberty AEG Acquisition, Inc., a Delaware corporation (the "Purchaser") which is an indirect wholly owned subsidiary of Liberty Media Corporation, a Delaware corporation, the above-described shares of common stock, par value $0.01 per share (the "Common Stock"), including the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Ascent Entertainment Group, Inc., a Delaware corporation ("Ascent"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated February 29, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.
     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 22, 2000), and irrevocably constitutes and appoints The Bank of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility or as Direct Registration Shares, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on Ascent's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after February 22, 2000 and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or securities or rights).
     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.
     The undersigned hereby irrevocably appoints Gary S. Howard, Charles Y. Tanabe and John Orr and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Ascent's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after February 22, 2000). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.
     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.
     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

     Number of Shares represented by the lost or destroyed certificates:

--------------------------------------------------------------------------------
                           SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue to:  [ ] Check                                          [ ] Certificate(s)

Name
----------------------------------------------------------
                     (PLEASE PRINT)

Address
----------------------------------------------------------

----------------------------------------------------------
                    (INCLUDE ZIP CODE)

----------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR
                 SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Mail to:  [ ] Check                                           [ ] Certificate(s)

Name
----------------------------------------------------------
                       (PLEASE PRINT)

Address
----------------------------------------------------------

----------------------------------------------------------
                     (INCLUDE ZIP CODE)

----------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                  SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

                         SIGN HERE
         (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))
Dated:
---------------------------------

(Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

If a holder holds Direct Registration Shares, the person(s) signing above hereby directs The Bank of New York, as Ascent's transfer agent (the "Transfer Agent"), to place a stop against the aforementioned number of Shares held as Direct Registration Shares pending expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
                                         (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                              NAME (PLEASE PRINT)

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                      DAYTIME AREA CODE AND TELEPHONE NO.

Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.
     Your signature on this Letter of Transmittal must be guaranteed unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). If a signature is required, it must be provided by an Eligible Institution. See Instruction 5.

2. REQUIREMENTS OF TENDER.
     This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase or if the Shares are Direct Registration Shares or are held through BuyDIRECT. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), property completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer described herein (and a Book-Entry Confirmation received by the Depositary) or, in the case of Direct Registration Shares or BuyDIRECT Shares, the applicable portion of the Letter of Transmittal above must be properly completed, in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in Section 2 of the Offer to Purchase.
     If your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date, your tender may be effected if all the following conditions are met:
          (i) your tender is made by or through an Eligible Institution;
          (ii) you ensure that a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us, is received by the Depositary, as provided below, prior to the Expiration Date; and
          (iii) you ensure that the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market (the "Nasdaq National Market") operated by the National Association of Securities Dealers, Inc. (the "NASD") is open for business.
     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.
     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE.
     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATED STOCKHOLDERS ONLY).
     If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.
     If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.
     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.
     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.
     The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.
     If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares as Direct Registration Shares will have any Shares not accepted for payment, returned by crediting the appropriate Direct Registration Shares account.

8. WAIVER OF CONDITIONS.
     The Purchaser reserves the right, subject to the terms and conditions contained in the Merger Agreement and to the applicable rules and regulations of the Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

9. 31% BACKUP WITHHOLDING.
     In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, when surrendering Shares in the Offer, you must unless an exemption applies, provide the Depositary with your correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such you are not subject to backup withholding. If you do not provide your correct TIN or fail to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on you and payment of cash to you pursuant to the Offer may be subject to backup withholding of 31%.
     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.
     You are required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.
     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.
     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below.

11. LOST, DESTROYED OR STOLEN CERTIFICATES.
     If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER OR THE PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO BUYDIRECT OR DIRECT REGISTRATION SHARES MUST BE PROPERLY COMPLETED, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

12. BUYDIRECT.
     If you desire to tender Shares credited to your account under BuyDIRECT, you should complete the provisions under the caption "BuyDIRECT Shares" above. A participant in BuyDIRECT may complete such box on only one Letter of Transmittal submitted by such participant.
     If a stockholder tenders Shares held in BuyDIRECT, all such Shares credited to such stockholder's accounts(s) (including any Shares purchased on or after February 22, 2000 and credited to such accounts(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "BuyDIRECT Shares." In the event that the box captioned "BuyDIRECT Shares" is not completed, no Shares held in the tendering stockholder's BuyDIRECT account will be tendered.

13. DIRECT REGISTRATION SHARES.
     If you wish to tender Direct Registration Shares, you should complete the provisions under the caption "Direct Registration Shares" above. A holder of Direct Registration Shares may complete such box on only one Letter of Transmittal submitted by such holder.

                       PAYOR'S NAME: THE BANK OF NEW YORK

----------------------------------------------------------------------------------------------------------------------------------

                                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT    ------------------------------
                                      AND CERTIFY BY SIGNING AND DATING BELOW.                     Social Security Number(s)
                                                                                                   or
                                                                                                   ------------------------------
                                                                                                   Taxpayer Identification
                                                                                                   Number(s)
  SUBSTITUTE                          PART 2 -- CERTIFICATIONS -- Under penalties of perjury, I certify that:
  FORM W-9                            (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
  DEPARTMENT OF THE TREASURY          (2) I am not subject to backup withholding because (a) I am exempt from backup withholding
  INTERNAL REVENUE SERVICE            or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c)
  PAYER'S REQUEST FOR TAXPAYER            the IRS has notified me that I am no longer subject to backup withholding.
  IDENTIFICATION NUMBER ("TIN")
                                      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4.
                                                                                                   PART 3
                                      SIGNATURE                                                    Awaiting TIN [ ]
                                      DATE                                                         PART 4
                                                                                                   Exempt TIN [ ]
----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, all reportable payments made to me may be subject to a 31% backup withholding tax.

Signature                                    Date
         --------------------------------        ------------------


                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.

                          77 Water Street, 20th Floor
                            New York, New York 10005
                            Toll Free (888) 242-8153
             Banks and Brokerage Firms Please Call: (212) 269-5550

                      THE DEALER MANAGER FOR THE OFFER IS:

                               J.P. MORGAN & CO.
                                 60 WALL STREET
                            NEW YORK, NEW YORK 10260
                            TOLL FREE (877) 672-2445

                               February 29, 2000